                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                  Form 8-A/A


               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934



                             Vignette Corporation
                        -------------------------------
            (Exact name of registrant as specified in its charter)


                Delaware                                       74-2769415
----------------------------------------                  ----------------------
(State of incorporation or organization)                    (I.R.S. Employer
                                                          Identification Number)

      901 South MoPac Expressway
             Austin, Texas                                         78746
----------------------------------------                 -----------------------
(Address of principal executive offices)                         (Zip Code)


If this form relates to the             If this form relates to the
registration of a class of              registration of a class of securities
securities pursuant to Section          pursuant to Section 12(g) of the
12(b) of the Exchange Act and is        Exchange Act and is effective pursuant
effective pursuant to General           to General Instruction A(d), please
Instruction A(c), please check          check the following box. [X]
the following box. [ ]


Securities Act registration statement file number to which this form relates:
333-68345.
---------

Securities to be registered pursuant to Section 12(b) of the Act:


     Title of each class                       Name of each exchange on which
     to be so registered                       each class is to be registered

        Not Applicable                                  Not Applicable
-------------------------------                ------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock,  $0.01 par value
--------------------------------------------------------------------------------
                               (Title of class)
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Item 1.   Description of Registrant's Securities to be Registered.
          -------------------------------------------------------

          Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-68345).


Item 2.   Exhibits.
          --------

              Exhibit
              Number     Description
              -------    -----------

               1.1 Specimen Common Stock certificate incorporated herein by reference to Exhibit 1.1 to Amendment No. 1 to the Company's Registration Statement on Form S-1 (File No. 333-68345).

               2.1 Certificate of Incorporation of Registrant, as amended to date- incorporated herein by reference to Exhibit
                         3.1 to Amendment No. 2 to the Company's Registration Statement on Form S-1 (File No. 333-68345).

               2.2 Form of Amended and Restated Certificate of Incorporation of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.2 to Amendment No. 2 to the Company's Registration Statement on Form S-1 (File No. 333-68345).

               2.3 Bylaws of Registrant - incorporated herein by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1 (File No. 333-68345).

               2.4 Form of Bylaws of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1 (File No. 333-68345).

                                       2
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                                   SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    VIGNETTE CORPORATION



Date:  February 17, 1999            By:  /s/ Gregory A. Peters
                                        -------------------------------------
                                        Gregory A. Peters
                                        President and Chief Executive Officer

                                   EXHIBITS
                                   --------


              Exhibit
              Number     Description
              -------    -----------

               1.1 Specimen Common Stock certificate incorporated herein by reference to Exhibit 1.1 to Amendment No. 1 to the Company's Registration Statement on Form S-1 (File No. 333-68345).

               2.1 Certificate of Incorporation of Registrant, as amended to date- incorporated herein by reference to Exhibit
                         3.1 to Amendment No. 2 to the Company's Registration Statement on Form S-1 (File No. 333-68345).

               2.2 Form of Amended and Restated Certificate of Incorporation of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.2 to Amendment No. 2 to the Company's Registration Statement on Form S-1 (File No. 333-68345).

               2.3 Bylaws of Registrant - incorporated herein by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1 (File No. 333-68345).

               2.4 Form of Bylaws of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1 (File No. 333-68345).